UBS PACESM Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Supplement to the prospectus relating to Class P shares (the "Prospectus"), dated November 30, 2007

December 14, 2007

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE International Emerging Markets Equity Investments (the "fund"). With respect to the team responsible for portfolio management at Gartmore Global Partners ("GGP"), an investment advisor to the fund, Christopher Palmer serves as the fund's portfolio manager and is primarily responsible for the fund's day-to day management.

As a result, the Prospectus is revised as follows:

The second, third and fourth full paragraphs on page 127 of the Prospectus are replaced in their entirety by the following:

GGP takes a team approach to portfolio construction allowing investors to benefit from the skills of the entire team. Christopher Palmer is the portfolio manager primarily responsible for the day-to-day management of the fund. He has managed the fund since June 2006 and also previously managed the fund from August 2002 to July 2003. Mr. Palmer is head of the Global Emerging Markets Team.

Mr. Palmer joined GGP in 1995 as an Investment Manager in the Pacific & Emerging Markets Equity Team. Prior to joining GGP, Mr. Palmer was with Bear Stearns & Co. Inc., where he was a senior counterparty credit risk officer with extensive responsibilities for hedge fund counterparty risk.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR CURRENT PROSPECTUS.

ZS-320